Exhibit  32.1



                    Certification of Chief Executive Officer

                            CERTIFICATION PURSUANT TO
                 SECTIONS 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)



         In connection with the Quarterly Report of DGSE Companies, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: May 13, 2005                      By  /s/ L.S. Smith
                                           -------------------------------------
                                           L.S. Smith, Chairman of the Board,
                                           Chief Executive Officer and Secretary